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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 5, 1999, relating to the financial statements of Collegiate Advantage, Inc.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers

Boston, Massachusetts
June 16, 1999